FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

THIS FIRST AMENDMENT (the “Amendment”) is entered into by and between FIFTH THIRD BANK (the “Lender”) and 23HUNDRED, LLC (the “Borrower”).

WITNESSETH:

WHEREAS:

A.           Borrower and Lender entered into a Construction Loan Agreement (the “Loan Agreement”) on October 18, 2012, providing a construction loan in the principal amount of $23,569,000.00.

B.            Borrower and Lender have agreed to amend the Loan Agreement on the terms and conditions provided hereinafter.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.          Section 6.11(b) is hereby amended by deleting the first sentence thereof and substituting in its place the following:

“During construction of the Project, Development Fees will be restricted to fifty percent (50%) of the Approved Budget line item and shall be dispersed in seventeen (17) equal monthly installments during the Construction Period”.

2.          Except as amended hereby, the terms and conditions of the Loan Agreement shall remain in full force and effect.

3.          Borrower represents and warrants that the terms of this Amendment have been duly authorized and approved by duly adopted resolutions, and that the party executing this Amendment on behalf of the Borrower has been authorized to do so.

4.          This Amendment may be executed in multiple counterparts, each of which shall be deemed to be the original, and all of which together shall be considered one and the same document.

EXECUTED by the undersigned to be effective as of November ___, 2012.

LENDER:

FIFTH THIRD BANK

By:	/s/ Grady E. Thurman

Title:	Vice President

BORROWER:

23HUNDRED, LLC, a Delaware limited liability company

By:	BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company, as its sole Member and Manager

By:	Stonehenge 23Hundred JV Member, LLC, a
Tennessee limited liability company, as its Manager

By:	Stonehenge 23Hundred Manager, LLC, a
Tennessee limited liability company, as its
Manager

By:	Stonehenge Real Estate Group, LLC, a
Georgia limited liability company,
as its Manager

By:	/s/ Todd Jackovich
Todd Jackovich, as its Manager